Exhibit 4.1(a)

                              CONSULTING AGREEMENT

This Consulting Agreement (the "Consulting Agreement" or "Agreement") is made as of this October 17, 2001 by and between Barry R. Clark (hereinafter referred to as "Consultant"), an individual, having his principle address at 4182 H. Mount Alifan Place, San Diego, California 92111 and Amnis Systems (hereinafter referred to as the "Company") with offices at 3450 Hillview Avenue, Palo Alto, California 94304.

                                   WITNESSETH

WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company;

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.     APPOINTMENT.
            -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM.
            ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate 100 days hence, unless terminated or extended in accordance with a valid provision contained herein, or unless extended by a subsequent agreement between the parties.

     3.     SERVICES.
            --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, mergers and acquisitions and other business opportunities, and shall review and advise the Company regarding its and his overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

          (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, mergers and acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof;

          (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing; and

          (f) A written monthly report of all activity related to the consulting services identified herein.

     4.     DUTIES OF THE COMPANY.
            ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION.
            ------------

     Upon the execution of this Agreement, Company agrees to pay Consultant the following as consideration for the services rendered under this Agreement:

          (a) Within 10 days of the execution of this Agreement, the Company shall execute a written request to its transfer agent to prepare and deliver to Consultant, or it's agent, a common stock certificate for 150,000 shares of freely tradable, non-legend, Amnis Systems Incorporated equity.

          (b) Subject to section 4(d) below, in addition to the compensation outlined in section 4(a) above, the Company agrees that on the first day of the next three (3) thirty (30) day periods following the execution of this agreement (for example: if the Agreement was executed on January 1, the Company would execute and deliver the stock issuance request to it's transfer agent on February 1, March 1 and April 1), the Company shall execute a written request to it's transfer agent to prepare and deliver to Consultant, or it's agent, a common stock certificate for 50,000 shares of freely tradable, non-legend, Amnis Systems Incorporated equity. Therefore, assuming the Consultant has complied with the terms of section 4(d) below, by the 100th day subsequent to the date of the execution of this Agreement, for the compensation outlined in this section (section 4(b)), the Company will have requested that it's transfer agent deliver three (3) common stock certificates totaling 150,000 shares.

          (c) The Compensation outlined in Section 5(a)-(b) above shall be effected through an effective S-8 Registration of shares, to be filed and made effective within 10 days of the execution of this Agreement.

          (d) The Consultant shall prepare and publish, subject to the approval of the Company, at least two (2) press releases (for national release) for each thirty (30) day period outlined in section 4(b) above. Therefore, the Consultant shall publish a total of six (6) press releases for national release for the Agreement period as outlined in section 2 of this Agreement.

     5.5     COSTS AND EXPENSES
             ------------------

          (a)    Miscellaneous Costs.
                 -------------------

          Subject to the prior approval of the Company, Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges. Consultant shall provide the Company with a detailed accounting of monthly expenses related to the Agreement. Payment for these expenses shall be made to Consultant within 15 days after submission to the Company.

     6.     REPRESENTATION AND INDEMNIFICATION.
            ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.     MISCELLANEOUS.
            -------------

     Termination:  Subsequent to no less than 30 days after the execution of
     -----------
this Agreement, this Agreement may be terminated by either Party upon written notice to the other Party for any reason and shall be effective five (5) business days from the date of such notice. Termination of this Agreement shall cause Consultant to cease providing services under this Agreement; however, termination for any reason whatever, shall not decrease or eliminate the compensatory obligations of the Company as outlines in Section 5 of this Agreement.

     Modification:   This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

                                 SIGNATURE LINES

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Amnis Systems Inc.                              CONSULTANT


/s/  Michael Liccardo                           /s/  Barry Clark
-----------------------------                   ---------------------------
Michael Liccardo,                               Barry Clark
Chairman, President and CEO

4.1(b)

                              CONSULTING AGREEMENT

This Consulting Agreement (the "Consulting Agreement" or "Agreement") is made as of this October 17, 2001 by and between Mark L. Baum (hereinafter referred to as "Consultant"), an individual, having his principle address at 3202 Fondren Road, Houston, Texas 77063 and Amnis Systems (hereinafter referred to as the "Company") with offices at 3450 Hillview Avenue, Palo Alto, California 94304.

                                   WITNESSETH

WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

WHEREAS, Consultant can provide the Company with strategic planning, marketing and legal consulting services and is desirous of performing such services for the Company;

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.     APPOINTMENT.
            -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM.
            ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate 100 days hence, unless terminated or extended in accordance with a valid provision contained herein, or unless extended by a subsequent agreement between the parties.

     3.     SERVICES.
            --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, mergers and acquisitions and other business opportunities. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, mergers and acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof;

          (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing; and

          (e) Completion of an S-8 Registration Statement to be filed with the Securities Exchange Commission (the "SEC") for the Company's common shares to be used as compensation for this and other advisory and consulting agreements.

     4.     DUTIES OF THE COMPANY.
            ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION.
            ------------

     Upon the execution of this Agreement, Company agrees to pay Consultant the following as consideration for the services rendered under this Agreement:

          (a)     Stock Purchase.  Consultant shall have the right to purchase
                  --------------
140,000 shares of the Company's common shares at an exercise price of USD $.36 per share. Consultant's rights regarding these shares shall vest immediately upon execution of this Agreement and receipt of the stock purchase amount by the Company.

          (b)     Non-Option Shares.  Consultant shall also receive, within 3
                  -----------------
days of the effectiveness of the S-8 Registration Statement (referenced in Section 3(e) above), 190,000 shares of the Company's common stock. Said non-option shares shall be freely tradable and shall be free of any and all other encumbrances.

          (c) Within 3 days of the effectiveness of the S-8 Registration Statement (referenced in Section 3(e) above), the Company shall execute a written request to its transfer agent to prepare and deliver to Consultant, or it's agent, two common stock certificates for (1) 40,000 and (2) 150,000 freely tradable, non-legend, shares of the Company's common stock.

          (d) The Compensation outlined in Section 5(a)-(c) above shall be conveyed through an effective S-8 registration of common shares (referenced in Section 3(e) above).

     5.5     COSTS AND EXPENSES
             ------------------

         (a)     Miscellaneous Costs.
                 -------------------

          Subject to the prior approval of the Company, Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges. Consultant shall provide the Company with a detailed accounting of monthly expenses related to the Agreement. Payment for these expenses shall be made to Consultant within 15 days after submission to the Company.

     6.     REPRESENTATION AND INDEMNIFICATION.
            ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.     MISCELLANEOUS.
            -------------

     Termination:  Subsequent to and no less than 30 days after the execution of
     -----------
this Agreement, this Agreement may be terminated by either Party upon written notice to the other Party for any reason and shall be effective five (5) business days from the date of such notice. Termination of this Agreement shall cause Consultant to cease providing services under this Agreement; however, termination for any reason whatever, shall not decrease or eliminate the compensatory obligations of the Company as outlines in Section 5 of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding
     ------------
of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Amnis Systems Inc.                               CONSULTANT

/s/  Michael Liccardo                            /s/  Mark L. Baum
---------------------------                      --------------------------
Michael Liccardo,                                Mark L. Baum
Chairman, President and CEO

4.1(c)

                              CONSULTING AGREEMENT

This Consulting Agreement (the "Consulting Agreement" or "Agreement") is made as of this October 17, 2001 by and between Owen M. Nacaarato (hereinafter referred to as "Consultant"), an individual, having his principle address at 19600 Fairchild, Suite 260, Irvine, California 92612 and Amnis Systems (hereinafter referred to as the "Company") with offices at 3450 Hillview Avenue, Palo Alto, California 94304.

                                   WITNESSETH

WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

WHEREAS, Consultant can provide the Company with strategic planning, marketing and legal consulting services and is desirous of performing such services for the Company;

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.     APPOINTMENT.
            -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM.
            ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate 100 days hence, unless terminated or extended in accordance with a valid provision contained herein, or unless extended by a subsequent agreement between the parties.

     3.     SERVICES.
            --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, mergers and acquisitions and other business opportunities. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, mergers and acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof;

          (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing; and

     4.     DUTIES OF THE COMPANY.
            ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION.
            ------------

     Upon the execution of this Agreement, Company agrees to pay Consultant the following as consideration for the services rendered under this Agreement:

          (a)     Stock Purchase.  Consultant shall have the right to purchase
                  --------------
70,000 shares of the Company's common shares at an exercise price of USD $.36 per share. Consultant's rights regarding these shares shall vest immediately upon execution of this Agreement and receipt of the stock purchase amount by the Company

          (b) Within 3 days of the effectiveness of the S-8 Registration Statement (referenced in Section 3(e) above), the Company shall execute a written request to its transfer agent to prepare and deliver to Consultant, or it's agent, a common stock certificate for 70,000 freely tradable, non-legend, shares of the Company's common stock.

          (c) The Compensation outlined in Section 5(a-b) above shall be conveyed through an effective S-8 registration of common shares.

     5.6     COSTS AND EXPENSES
             ------------------

          (a)     Miscellaneous Costs.
                  -------------------

          Subject to the prior approval of the Company, Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges. Consultant shall provide the Company with a detailed accounting of monthly expenses related to the Agreement. Payment for these expenses shall be made to Consultant within 15 days after submission to the Company.

     6.     REPRESENTATION AND INDEMNIFICATION.
            ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.     MISCELLANEOUS.
            -------------

     Termination:  Subsequent to and no less than 30 days after the execution of
     -----------
this Agreement, this Agreement may be terminated by either Party upon written notice to the other Party for any reason and shall be effective five (5) business days from the date of such notice. Termination of this Agreement shall cause Consultant to cease providing services under this Agreement; however, termination for any reason whatever, shall not decrease or eliminate the compensatory obligations of the Company as outlines in Section 5 of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Amnis Systems Inc.     CONSULTANT


/s/  Michael Liccardo                                /s/  Owen M. Naccarato
------------------------------                       -------------------------
Michael Liccardo,                                    Owen M. Naccarato
Chairman, President and CEO

4.1(d)

                              CONSULTING AGREEMENT

This Consulting Agreement (the "Consulting Agreement" or "Agreement") is made as of this October 17, 2001 by and between Paul Kessler (hereinafter referred to as "Consultant"), an individual, having his principle address at 6363 Sunset Boulevard, Fifth Floor, Hollywood, CA 90028 and Amnis Systems (hereinafter referred to as the "Company") with offices at 3450 Hillview Avenue, Palo Alto, California 94304.

                                   WITNESSETH

WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

WHEREAS, Consultant can provide the Company with strategic planning, marketing and legal consulting services and is desirous of performing such services for the Company;

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.     APPOINTMENT.
            -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM.
            ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate 100 days hence, unless terminated or extended in accordance with a valid provision contained herein, or unless extended by a subsequent agreement between the parties.

     3.     SERVICES.
            --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, mergers and acquisitions and other business opportunities. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, mergers and acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof;

          (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing; and

     4.     DUTIES OF THE COMPANY.
            ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION.
            ------------

     Upon the execution of this Agreement, Company agrees to pay Consultant the following as consideration for the services rendered under this Agreement:

          (a)     Stock Purchase.  Consultant shall have the right to purchase
                  --------------
275,000 shares of the Company's common shares at an exercise price of USD $.36 per share. Consultant's rights regarding these shares shall vest immediately upon execution of this Agreement and receipt of the stock purchase amount by the Company.

          (b) Within 3 days of the effectiveness of the S-8 Registration Statement (referenced in Section 3(e) above), the Company shall execute a written request to its transfer agent to prepare and deliver to Consultant, or it's agent, a common stock certificate for 275,000 freely tradable, non-legend, shares of the Company's common stock.

          (c) The Compensation outlined in Section 5(a-b) above shall be conveyed through an effective S-8 registration of common shares.

     5.7     COSTS AND EXPENSES
             ------------------

          (a)     Miscellaneous Costs.
                  -------------------

          Subject to the prior approval of the Company, Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges. Consultant shall provide the Company with a detailed accounting of monthly expenses related to the Agreement. Payment for these expenses shall be made to Consultant within 15 days after submission to the Company.

     6.     REPRESENTATION AND INDEMNIFICATION.
            ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.     MISCELLANEOUS.
            -------------

     Termination:  Subsequent to and no less than 30 days after the execution of
     -----------
this Agreement, this Agreement may be terminated by either Party upon written notice to the other Party for any reason and shall be effective five (5) business days from the date of such notice. Termination of this Agreement shall cause Consultant to cease providing services under this Agreement; however, termination for any reason whatever, shall not decrease or eliminate the compensatory obligations of the Company as outlines in Section 5 of this Agreement.

     Modification:     This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Amnis Systems Inc.                             CONSULTANT

/s/  Michael Liccardo                          /s/  Paul Kessler
--------------------------------               --------------------------
Michael Liccardo,                              Paul Kessler
Chairman, President and CEO

4.1(e)

                              CONSULTING AGREEMENT

This Consulting Agreement (the "Consulting Agreement" or "Agreement") is made as of this October 17, 2001 by and between Mark Keift (hereinafter referred to as "Consultant"), an individual, having his principle address at 4275 Executive Square, Suite 210, La Jolla, California 92037 and Amnis Systems (hereinafter referred to as the "Company") with offices at 3450 Hillview Avenue, Palo Alto, California 94304.

                                   WITNESSETH

WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

WHEREAS, Consultant can provide the Company with strategic planning, marketing and legal consulting services and is desirous of performing such services for the Company;

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.     APPOINTMENT.
            -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM.
            ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate 100 days hence, unless terminated or extended in accordance with a valid provision contained herein, or unless extended by a subsequent agreement between the parties.

     3.     SERVICES.
            --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, mergers and acquisitions and other business opportunities. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, mergers and acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof;

          (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing; and

     4.     DUTIES OF THE COMPANY.
            ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION.
            ------------

     Upon the execution of this Agreement, Company agrees to pay Consultant the following as consideration for the services rendered under this Agreement:

          (a)     Stock Purchase.  Consultant shall have the right to purchase
                  --------------
115,000 shares of the Company's common shares at an exercise price of USD $.36 per share. Consultant's rights regarding these shares shall vest immediately upon execution of this Agreement and receipt of the stock purchase amount by the Company.

          (b) Within 3 days of the effectiveness of the S-8 Registration Statement (referenced in Section 3(e) above), the Company shall execute a written request to its transfer agent to prepare and deliver to Consultant, or it's agent, a common stock certificate for 115,000 freely tradable, non-legend, shares of the Company's common stock.

          (c) The Compensation outlined in Section 5(a-b) above shall be conveyed through an effective S-8 registration of common shares.

     5.8     COSTS AND EXPENSES
             ------------------

          (a)     Miscellaneous Costs.
                  -------------------

          Subject to the prior approval of the Company, Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges. Consultant shall provide the Company with a detailed accounting of monthly expenses related to the Agreement. Payment for these expenses shall be made to Consultant within 15 days after submission to the Company.

     6.     REPRESENTATION AND INDEMNIFICATION.
            ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.     MISCELLANEOUS.
            -------------

     Termination:     Subsequent to and no less than 30 days after the execution
     -----------
of this Agreement, this Agreement may be terminated by either Party upon written notice to the other Party for any reason and shall be effective five (5) business days from the date of such notice. Termination of this Agreement shall cause Consultant to cease providing services under this Agreement; however, termination for any reason whatever, shall not decrease or eliminate the compensatory obligations of the Company as outlines in Section 5 of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:     Any notice required or permitted to be given hereunder shall
     -------
be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Amnis Systems Inc.                             CONSULTANT

/s/  Michael Liccardo                          /s/  Mark Keift
------------------------------                 -----------------------------
Michael Liccardo,                              Mark Keift
Chairman, President and CEO

4.1(f)

                              CONSULTING AGREEMENT

This Consulting Agreement is made as of the     5      day of November 2001
                                           ------------
between Amnis Systems, Inc. a Delaware Corporation and/or its subsidiaries (together collectively, the "Company") having its principle place of business at 3450 Hillview Avenue, Palo Alto, California 94304 and Mariana Danilovic (the
                                                      -----------------
Consultant.

The parties agree as follows:

I.     Consulting Services and Reporting

Consultant shall perform the following tasks under the Agreement:

Identify and evaluate merger and acquisition candidate companies for potential
------------------------------------------------------------------------------
combination with Amnis Systems
------------------------------

Consultant shall report directly to Michael Liccardo or his/her authorized designee.

Compensation and Expenses
     (a) Consultant shall receive, within 3 days of the effectiveness of the S-8 Registration Statement , 20,000 shares of the Company's common stock. Said shares shall be freely tradable and shall be free of any and all other encumbrances.
     (b) Within 3 days of the effectiveness of the S-8 Registration Statement, the Company shall execute a written request to its transfer agent to prepare and deliver to Consultant, or it's agent, one common stock certificate for 20,000 shares of freely tradable, non-legend, shares of the Company's common stock.
     (c) Consultant will be responsible for all costs and expenses incurred by Consultant in performing services under the Agreement. Exceptions may be made for particular expenses only if Company agrees in advance, in writing, to reimburse Consultant for such expense.

Relationship of the Parties
Consultant's relationship with the Company is that of an independent contractor. Consultant has no authority to create any obligations for Company by contract or otherwise. Consultant will not be entitled to any employee benefits.
Consultant will be solely responsible for paying all taxes and insurance due with respect to Consultant's compensation, unless Company's determines that such deductions may be required by law.

Term
This Agreement shall expire on     January 5, 2001     .  In addition, either
                               ------------------------
party may terminate Consultant's services under this Agreement at any time, with or without cause, on not less than ten (10) days prior written notice. Sections V to VIII of this Agreement will remain in effect for five (5) years following completion of Consultant's services hereunder or five (5) years from the date of termination, whichever is later.

Confidentiality
     Company  Information
          Consultant will, at all times, while carrying out consulting services for Company and thereafter, hold in strictest confidence, and not copy, use, or disclose to any person or entity (consistent with Company's instructions, or otherwise with Company's written consent) any trade secrets or confidential or proprietary information of any sort, including information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, databases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of Company or any persons or entities with which it does business.

     Former Employer Information
          Consultant will not use or disclose any confidential or proprietary information or trade secrets of former or concurrent clients or employer, and will not bring on to the premises of Company any unpublished document or any property belonging to former or concurrent clients or employers, without the written consent of such clients or employers.

     Third Party Information
          Company has received and will receive from third parties their confidential or proprietary information subject to a duty on Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant will hold all such confidential or proprietary information in the strictest confidence and not copy, use, or disclose to any person or entity except as consistent with Company's agreement with such third party. Consultant warrants that the execution and performance of this Agreement will not cause Consultant to be in breach of any employment or other obligation.

     Return of Documents
          Upon completion or termination of Consultant's services for Company, or earlier at Company's request, Consultant will return to Company all documents and other materials containing confidential or proprietary information belonging to Company or to third parties doing business with Company.

     Conflicts
          During the term of this Agreement, Consultant will not engage (whether for compensation or not), in any business activity that competes, directly or indirectly, with any business conducted or planned by Company, except with Company's prior written consent. Consultant will not, during or after the term of this Agreement replicate or substantially reproduce for itself or any third party any work product done for Company hereunder.

     Employees and Agents of Consultant
          Each of Consultant's employees, agents, contractors, consultants, partners or other persons, if any, who assist Consultant in the performance of services for Company, shall have signed an agreement binding them to substantially the same obligations as are set forth in Sections V and VI of this Agreement.

Inventions
     Assignment of Intellectual Property Rights
          Consultant hereby assigns and transfers to Company Consultant's entire right, title and interest in and to all inventions, original works of authorship, developments, improvements, ideas, discoveries, copyrights, mask work rights and trade secrets (collectively, "Intellectual Property Rights") made, conceived, developed or reduced to practice by Consultant (whether solely or jointly with others) during the period of Consultant's services to Company, or which resulted from or were suggested by services performed by Consultant for Company. At Company's request, Consultant will promptly execute any additional documents necessary or desirable to establish Company's rights with respect to any Intellectual Property Rights assigned hereunder.

     Rights Reserved to Consultant
          Attached to this Agreement as Exhibit A is a list describing all Intellectual Property Rights owned by Consultant prior to the performance of Consultant's services for Company which relate to Company's proposed business and products and which are not assigned to Company. If no such list is attached, Consultant represents that there are no such Intellectual Property Rights.

     Maintenance of Records
          Consultant will maintain adequate and current written records of all inventions and original works of authorship made by Consultant (solely or jointly with others) during the course of Consultant's services to

          Company. The records will be in the form of notes, sketches, drawings and any other format that may be specified by Company. The records will be available to and remain the sole property of Company at all times.

     Obtaining Patents, Copyrights and Mask Work Rights
          Consultant will assist Company or its nominee in every reasonable way, during and at any time after the performance of Consultants services, to obtain United States and foreign patents, copyrights and mask work rights covering the Intellectual Property Rights assigned hereunder. In this connection, Consultant will execute any applications or other documents, testify at any hearing or litigation which may arise, provide Company any information known to Consultant which may be pertinent as prior art to patent applications or which may be pertinent for describing the best mode for practicing said Intellectual Property Rights (Company may disclose such information in patent applications as it deems necessary), and perform such other lawful acts as may be reasonably requested by Company. Company will pay all expenses related to such efforts and will compensate Consultant at a reasonable rate for time actually spent by Consultant at Company's request of such assistance.

          If Company is unable because of Consultant's mental or physical incapacity or for any other reason to secure Consultant's signature to apply for or to pursue any application for any United States or foreign patents, copyrights or mask work rights covering the Intellectual Property Rights, then Consultant hereby irrevocably designates and appoints Company and its duly authorized officers and agents as Consultant's agent and attorney in fact, to act for and in Consultant's behalf and to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of such patents, copyrights and mask work rights with the same legal force and effect as if executed by Consultant.

     Exception to Assignments
          The provisions of this Agreement requiring assignment to Company do not apply to any invention (i) made by Consultant entirely on Consultant's own time without using Company's equipment, supplies, facilities or trade secret information, and (ii) which does not relate at the time of the conception or reduction to practice of the invention to Company's business or to its actual or demonstrably anticipated research or development, and (iii) which does not result from any work performed by Consultant for Company. Consultant will advise Company promptly in writing of any invention, original works of authorship, development or trade secret that Consultant believes is protected under this section VI (e) and will at that time provide to Company in writing all evidence necessary to substantiate that belief. Company will keep in confidence any confidential information so disclosed which relates to inventions protected under this Section. Company need not treat any such disclosed information as confidential if it has previously been known to Company, or it at the time of disclosure or thereafter the information is disclosed in patents or other publications, imparted to Company by third parties having lawful possession of the same, or is publicly known to the trade to which the information relates.

     Legal Restraints
          In the event of a breach or threatened breach by Consultant of the provisions of this Agreement, Company will be entitled to an injunction restraining Consultant from violating the terms hereof. Nothing in this Agreement will restrict Company from pursuing any other remedies available to it for such breach or threatened breach, including recovery of damages.

General Provisions
     Notice
          Any notice given in connection with this Agreement must be in writing. Notice will be deemed given and effective on the third business day following the date it is deposited, postage prepaid, in the United States mail directed to the individual who signed this Agreement, at the address set forth on the first page of this Agreement or to such other address as specified, by giving notice as herein provided.

          Notice given in any other fashion must be in writing and will be deemed given and effective when actually received.

     Governing Law
          This Agreement will be governed by the laws of the State of California as applied to agreements made and performed in California by residents of California.

     Entire Agreement
          This Agreement sets forth the entire agreement and understanding between the parties and supersedes all prior and contemporaneous agreements and understandings, written or oral, on the subject matter hereof. No modification or amendment of this Agreement, no any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged.

     Disputes
          In the event any dispute should arise between the parties with respect to the performance of either of them hereunder, the prevailing party will be entitled to reasonable attorney's fees.

     Severability
          If one or more of the provisions in this Agreement are held ineffective, unenforceable, or illegal for any reason, then the remaining provisions will continue in full force and effect.

     Successors and Assigns
          This Agreement may not be assigned by Consultant. This Agreement will be binding upon Consultant's heirs, executors, administrators, and other legal representatives and will be for the benefits of Company, its successors and its assigns.

     Paragraph Headings
          Paragraph headings, titles or captions contained herein are inserted as a matter of convenience and for reference only, and in no way define, limit, extend, or otherwise describe the scope of this Agreement nor the intent of any provision thereof.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and to be effective as of the Effective Date set forth on the first page hereof.

CONSULTANT:                                   AMNIS SYSTEMS, INC:

/s/ Mariana Danilovic                         /s/ Michael Liccardo
-------------------------------               ----------------------------------
Signature                                     Signature

Mariana Danilovic                             Michael Liccardo
-------------------------------               ----------------------------------
Name (please print)                           Name (please print)

11/1/01                                       11/1/01
-------------------------------               ----------------------------------
Date                                          Date